Exhibit 10.1

FIFTH AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT

THIS FIFTH AMENDMENT (this “Fifth Amendment”) is made as of the date last signed below (the “Fifth Amendment Effective Date”) to the certain License and Collaboration Agreement dated November 27, 2017, as amended (the “Agreement”), by and between ALKERMES PHARMA IRELAND LIMITED (“Alkermes”) on the one hand and BIOGEN SWISS MANUFACTURING GMBH (“BSM”) on the other. Unless noted otherwise, capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

WHEREAS, Alkermes and BSM have entered into the Agreement;

WHEREAS, BSM and Biogen International GmbH (“BIG”) have effected a merger with BIG being the surviving entity (the “Merger”) with an effective date of March 13, 2024 (the “Merger Date”);

WHEREAS, by law upon the Merger, all rights and obligations imposed on and owned by BSM have been automatically transferred by universal succession to BIG as of the Merger Date; and

WHEREAS, Alkermes and BIG now wish to amend the Agreement to substitute BIG for BSM as party to the Agreement to ensure clarity with respect to the transfer of the Agreement as of the Merger Date;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
BSM shall be substituted and replaced by BIG, which hereby assumes all rights, obligations and liabilities, regardless of when, where or how such liabilities arose, of BSM under the Agreement.
2.
The defined term “Biogen” and all uses of such defined term in the Agreement shall be deemed references to BIG.
3.
This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.
4.
Except as expressly provided in this Fifth Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein. The Agreement (as amended by this Fifth Amendment) constitutes the entire agreement between the Parties relating to the subject matter hereof and thereof and supersedes all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto.

5.
This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe® PDF sent by electronic mail shall be deemed to be original signatures.

[Signature page follows]

IN WITNESS WHEREOF, Alkermes and BIG have executed and delivered this Fifth Amendment as of the Fifth Amendment Effective Date.

BIOGEN INTERNATIONAL GMBH

By:	/s/ Peter Puype

Name:	Peter Puype

Title:	SVP, Global Supply Chain

Date:	07 June 2024

ALKERMES PHARMA IRELAND LIMITED

By:	/s/ Declan O’Connor

Name:	Declan O’Connor

Title:	SVP Operations

Date:	07 June 2024